EXHIBIT 32.2

CFO CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Genlyte Group Incorporated (the “Company”) on Form 10-Q for the period ended September 29, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William G. Ferko, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William G. Ferko

William G. Ferko
Vice President, Chief Financial Officer and Treasurer
November 5, 2007